Exhibit 13

                     Anchor National Life Insurance Company

                         Variable Separate Account Nine

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS


HYPOTHETICAL PERFORMANCE SINCE TRUST INCEPTION

The Average Annual Total Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formulas:


         P (1 + T) (n)  = ERV

         P   =    a hypothetical initial purchase payment of $1,000

         T   =    average annual total return for the period in question

         n   =    number of years

         ERV = redeemable value (as of the end of the stated period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof).

The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges.

I.   VARIABLE SEPARATE ACCOUNT NINE:  HYPOTHETICAL 1-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

     Annual Return = (Fund Value / 1000) - 1

     UNIT VALUES - (not applicable)

                                                                                           Alliance
                             Global                   Growth                               Bernstein     Americas     Premier
                 Global      Dollar      Growth      And Income                            International Government    Growth
                  Bond      Government   (class B)   (class B)  High-Yield   International   Value       Income       (class B)
                  ------------------------------------------------------------------------------------------------------------------
Fund Value        $922.81  $1,017.90     $692.34     $927.00     $955.47     $705.12         N/A       $960.87       $753.95
One Year Yield     -7.72%      1.79%     -30.77%      -7.30%      -4.45%     -29.49%         N/A        -3.91%       -24.61%
Period Years         1.00       1.00        1.00        1.00        1.00        1.00        1.00          1.00          1.00


                          Alliance    Alliance                                  U.S.         Alliance     Alliance
                          Bernstein    Bernstein                              Government/    Bernstein    Bernstein
                          Real Estate  Small Cap  Technology  Total Return   High Grade      Utility       Value       Worldwide
                 Quasar   Investment     Value    (class B)   (class B)  Securities (class B) Income      (class B)   Privatization
                --------------------------------------------------------------------------------------------------------------------
Fund Value      $799.78  $1,031.94        N/A     $674.54     $942.40        $1,000.48       $703.67         N/A       $754.98
One Year Yield  -20.02%      3.19%        N/A     -32.55%      -5.76%            0.05%      -29.63%          N/A       -24.50%
Period Years       1.00       1.00       1.00        1.00        1.00             1.00        1.00          1.00          1.00




II.      VARIABLE SEPARATE ACCOUNT NINE:  HYPOTHETICAL 5-YEAR RETURNS

         CALCULATION OF ANNUAL RETURN

         Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

         Annual Return = (Fund Value / 1000) (1/5) - 1

         UNIT VALUES - (Not applicable)



                                                                                           Alliance
                             Global                   Growth                               Bernstein     Americas     Premier
                 Global      Dollar      Growth      And Income                            International Government    Growth
                  Bond      Government   (class B)   (class B)  High-Yield   International   Value       Income       (class B)
                  ------------------------------------------------------------------------------------------------------------------
Fund Value       $971.73  $1,256.43    $1,264.31     $1,780.89        N/A         $907.38         N/A     $1,304.75     $1,622.59
Five Year Yield   -0.57%      4.67%        4.80%        12.23%        N/A          -1.93%         N/A         5.46%        10.16%
Period Years        5.00       5.00         5.00          5.00       5.00            5.00        5.00          5.00          5.00


                          Alliance    Alliance                                  U.S.         Alliance     Alliance
                          Bernstein    Bernstein                              Government/    Bernstein    Bernstein
                          Real Estate  Small Cap  Technology  Total Return   High Grade      Utility       Value       Worldwide
                 Quasar   Investment     Value    (class B)   (class B)  Securities (class B) Income      (class B)   Privatization
                --------------------------------------------------------------------------------------------------------------------
Fund Value      $970.25     N/A            N/A     $1,612.39  $1,550.25       $1,222.27   $1,453.68           N/A     $1,114.37
Five Year Yield  -0.60%     N/A            N/A        10.03%      9.16%           4.10%       7.77%           N/A         2.19%
Period Years       5.00    5.00           5.00          5.00       5.00            5.00        5.00          5.00          5.00




III.     VARIABLE SEPARATE ACCOUNT NINE:  HYPOTHETICAL 10-YEAR RETURNS

         CALCULATION OF ANNUAL RETURN

         Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

         Annual Return = (Fund Value / 1000) (1/10) - 1

         UNIT VALUES - (Not applicable)


                                                                                           Alliance
                             Global                   Growth                               Bernstein     Americas     Premier
                 Global      Dollar      Growth      And Income                            International Government    Growth
                  Bond      Government   (class B)   (class B)  High-Yield   International   Value       Income       (class B)
                  ------------------------------------------------------------------------------------------------------------------
Fund Value       $1,377.51        N/A        N/A     $3,383.63        N/A        N/A         N/A           N/A           N/A
Ten Year Yield       3.25%        N/A        N/A        12.96%        N/A        N/A         N/A           N/A           N/A
Period Years         10.00      10.00      10.00         10.00      10.00      10.00       10.00         10.00         10.00


                          Alliance    Alliance                                  U.S.         Alliance     Alliance
                          Bernstein    Bernstein                              Government/    Bernstein    Bernstein
                          Real Estate  Small Cap  Technology  Total Return   High Grade      Utility       Value       Worldwide
                 Quasar   Investment     Value    (class B)   (class B)  Securities (class B) Income      (class B)   Privatization
                --------------------------------------------------------------------------------------------------------------------
Fund Value        N/A        N/A            N/A           N/A        N/A             N/A         N/A           N/A           N/A
Ten Year Yield    N/A        N/A            N/A           N/A        N/A             N/A         N/A           N/A           N/A
Period Years     10.00      10.00          10.00         10.00      10.00           10.00       10.00         10.00         10.00



IV.    VARIABLE SEPARATE ACCOUNT NINE:  HYPOTHETICAL LIFETIME RETURNS

       Fund Value = 1000 (31-December-01 Unit Value / Inception Date Unit Value)

       Annual Return = (Fund Value / 1000) (1/period) - 1


                                                                                           Alliance
                             Global                   Growth                               Bernstein     Americas     Premier
                 Global      Dollar      Growth      And Income                            International Government    Growth
                  Bond      Government   (class B)   (class B)  High-Yield   International   Value       Income       (class B)
                  ------------------------------------------------------------------------------------------------------------------
Fund Value     $1,518.81   $1,884.92      $2,294.93      $3,445.01   $891.10        $1,366.06    $918.09      $1,656.08  $3,403.14
Annualized
Yield Since
Inception          4.07%     8.62%         12.06%         11.94%    -2.72%            3.52%     -8.19%          6.80%     13.74%
Period Years       10.46      7.67           7.29          10.96      4.18             9.01       0.64           7.66       9.51



                          Alliance    Alliance                                  U.S.         Alliance     Alliance
                          Bernstein    Bernstein                              Government/    Bernstein    Bernstein
                          Real Estate  Small Cap  Technology  Total Return   High Grade      Utility       Value       Worldwide
                 Quasar   Investment     Value    (class B)   (class B)  Securities (class B) Income      (class B)   Privatization
                --------------------------------------------------------------------------------------------------------------------
Fund Value     $1,068.51   $1,237.12      $1,047.56      $1,794.16 $2,232.96        $1,486.85  $1,875.45        $937.56  $1,482.00
Annualized
Yield Since
Inception          1.23%       4.37%          4.76%         10.28%     9.33%            4.36%      8.57%         -6.24%      5.56%
Period Years        5.40        4.97           0.67           5.97      9.01             9.29       7.64           0.67       7.27





* The "Since Inception Yields" for all funds less than 1 year are not annualized.


V.       CALCULATION OF ANNUAL RETURN

         UNIT VALUES:

                                                                                           Alliance
                             Global                   Growth                               Bernstein     Americas     Premier
                 Global      Dollar      Growth      And Income                            International Government    Growth
                  Bond      Government   (class B)   (class B)  High-Yield   International   Value       Income       (class B)
                  ------------------------------------------------------------------------------------------------------------------
Inception
Dates         7/15/1991    5/2/1994     9/15/1994     1/14/1991  10/27/1997       12/28/1992   5/10/2001      5/3/1994  6/26/1992
Inception
Date Unit
Value           10.00       10.00            10.00           10.00       10.00            10.00       10.00         10.00      10.00
12/31/2001     $15.19      $18.85           $22.95          $34.45       $8.91           $13.66       $9.18        $16.56     $34.03


                          Alliance    Alliance                                  U.S.         Alliance     Alliance
                          Bernstein    Bernstein                              Government/    Bernstein    Bernstein
                          Real Estate  Small Cap  Technology  Total Return   High Grade      Utility       Value       Worldwide
                 Quasar   Investment     Value    (class B)   (class B)  Securities (class B) Income      (class B)   Privatization
                --------------------------------------------------------------------------------------------------------------------
Inception
Dates            8/5/1996    1/9/1997    5/2/2001   1/11/1996  12/28/1992        9/17/1992   5/10/1994      5/1/2001  9/23/1994
Inception
Date Unit
Value          10.00       10.00            10.00           10.00       10.00            10.00       10.00         10.00      10.00
12/31/2001    $10.69      $12.37           $10.48          $17.94      $22.33           $14.87      $18.75         $9.38     $14.82

